UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Celcuity Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North; Suite 100
Minneapolis, Minnesota 55446
(Address of Principal Executive Offices and Zip Code)

(763) 392-0767
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, Celcuity Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (the “Stockholders”) approved the Amended and Restated 2017 Stock Incentive Plan (the “A&R 2017 Plan”).

A description of the material terms of the A&R 2017 Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2020. The A&R 2017 Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the Annual Meeting:

1.
Stockholders elected six nominees to the Company’s Board of Directors to hold office until the next annual meeting or until their successors are elected and qualified;

2.
Stockholders ratified the appointment of Boulay PLLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
Stockholders approved, on a non-binding and advisory basis, the compensation of the Company’s named executive officers; and

4.
Stockholders approved the A&R 2017 Plan.

The voting results for each such matter were as follows:

1.
Election of directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Richard E. Buller	6,639,269	237,998	2,077,461
David F. Dalvey	5,983,760	893,507	2,077,461
Leo T. Furcht	6,153,254	724,013	2,077,461
Lance G. Laing	6,630,513	246,754	2,077,461
Richard J. Nigon	6,067,522	809,745	2,077,461
Brian F. Sullivan	6,693,814	183,453	2,077,461

2.
Ratification of the appointment of Boulay PLLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020:

For:	Against:	Abstain:	Broker Non-Votes:
8,923,816	22,046	8,866	0

3.
Approval, on a non-binding and advisory basis, of the Company’s named executive officer compensation:

For:	Against:	Abstain:	Broker Non-Votes:
6,830,394	39,624	7,249	2,077,461

4.
Approval of the A&R 2017 Plan:

For:	Against:	Abstain:	Broker Non-Votes:
5,595,351	1,277,766	4,150	2,077,461

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

10.1
Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELCUITY INC.

Date: May 15, 2020	By:	/s/ Brian F. Sullivan
Brian F. Sullivan
Chairman and Chief Executive Officer